Exhibit 10.7

AMENDMENT No. 4 TO

AMENDED AND RESTATED SECURITY AGREEMENT

This Amendment dated as August 26, 2025, (this “Amendment”) is an amendment to the Amended and Restated Security Agreement dated as of September 11, 2023 (as amended, amended and restated, supplemented and/or otherwise modified from time to time, the “Security Agreement”) by and among each of the parties listed on the signature pages thereto and those additional entities that thereafter become parties thereto (collectively, jointly and severally, “Grantors” and each, individually, a “Grantor”) and Virage Recovery Master LP, a Delaware limited partnership, as secured party (the “Secured Party”).

Preliminary Statements

A.	Pursuant to Section 8.5 of the Security Agreement, the Security Agreement may not be amended unless in writing and signed by the Secured Party and the Grantors.

B.	Secured Party and Grantors agree to amend certain provisions of the Security Agreement as provided for in this Amendment.

NOW, THEREFORE, for and in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Initially capitalized terms used herein and not otherwise defined herein have the meanings assigned to such terms in the Security Agreement, and this Amendment is subject to the rules of construction set forth in Section 1.2 of the Security Agreement, which rules of construction are incorporated herein by this reference, mutatis mutandis.

2. Schedule IV, “Deposit Accounts”, is hereby deleted and replaced in its entirety with Schedule IV attached hereto as Annex A and shall be deemed a part thereof for all purposes of the Security Agreement.

3. General. Except as expressly amended hereby, the terms, provisions and conditions of the Security Agreement and the other Transaction Documents (as defined in the Security Agreement) are hereby ratified and confirmed and will remain unchanged and in full force and effect without interruption or impairment of any kind. Each of the Parties agrees that this Amendment constitutes a “Transaction Document” under and as defined in the Security Agreement, respectively. Each of the Transaction Documents (as defined in the Security Agreement), including the existing Transaction Documents (as defined in the Security Agreement), and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the existing Transaction Documents (as defined in the Security Agreement), are hereby amended so that any reference in such Transaction Documents (as defined in the Security Agreement) to the applicable existing Transaction Document (as defined in the Security Agreement), whether direct or indirect, will mean a reference to such existing Transaction Documents (as defined in the Security Agreement) as amended by this Amendment. This Amendment does not constitute a novation of the Security Agreement or in any way impair or otherwise affect the rights or obligations of the parties thereunder except as such rights or obligations are expressly amended or modified hereby. The Security Agreement as amended hereby will be deemed to be a continuing agreement among the parties, and all documents, instruments and agreements delivered pursuant to or in connection with the Security Agreement will remain in full force and effect, each in accordance with its terms.

[Remainder of this page intentionally left blank; signature pages follow.]

The parties hereto have caused this Amendment to be executed and delivered as of the day and year first above written.

MSP RECOVERY, LLC,		MDA, SERIES LLC,
as Grantor		as Grantor

By:		By:
Name:	John H. Ruiz	Name:	John H. Ruiz
Title:	Authorized Person	Title:	Authorized Person

MSP RECOVERY, INC.,		MSP RECOVERY CLAIMS CAID, SERIES LLC,
as Grantor		as Grantor

By:		By:
Name:	John H. Ruiz	Name:	John H. Ruiz
Title:	Chief Executive Officer	Title:	Authorized Person

LIONHEART II HOLDINGS, LLC,		MSP RECOVERY CLAIMS COM, SERIES LLC,
as Grantor		as Grantor

By:		By:
Name:	John H. Ruiz	Name:	John H. Ruiz
Title:	Authorized Person	Title:	Authorized Person

MSP RECOVERY OF PUERTO RICO, LLC,		MSP RECOVERY CLAIMS HOSP, SERIES LLC,
as Grantor		as Grantor

By:		By:
Name:	John H. Ruiz	Name:	John H. Ruiz
Title:	Authorized Person	Title:	Authorized Person

MSP RECOVERY SERVICES, LLC,		MSP RECOVERY CLAIMS PROV, SERIES LLC,
as Grantor		as Grantor

By:		By:
Name:	John H. Ruiz	Name:	John H. Ruiz
Title:	Authorized Person	Title:	Authorized Person

LIFEWALLET, LLC,		VIRAGE RECOVERY MASTER LP,
as Grantor		as Secured Party
		By:	Virage Recovery LLC, its general partner
By:
Name:	John H. Ruiz	By:
Title:	Authorized Person	Name:	Edward Ondarza
		Title:	Manager